                                                                     EXHIBIT 4.1

                        [FORM OF FRONT OF CERTIFICATE]

COMMON STOCK

See Reverse for Certain Definitions
CUSIP 22160N 109

This certifies that _____________________________________ is the owner of________________________ fully paid and non-assessable shares of Common Stock, $.01 par value, of

                               COSTAR GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

       Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated:
      -------------


/s/ Carla J. Garrett                     /s/ Andrew C. Florance
Secretary                                Chief Executive Officer and President

Countersigned and Registered:    American Stock Transfer & Trust Company
                                 Transfer Agent and Registrar
                                 /s/ Authorized Signature


                          [FORM OF BACK OF CERTIFICATE]

                               COSTAR GROUP, INC.

The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --  as tenants in common
TEN ENT --  as tenants by the entireties
JT TEN --   as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT--__________________Custodian_______________
                        (Cust)                    (Minor)

                   under Uniform Gifts to Minors Act________________________
                                                    (State)

     Additional abbreviations may also be used though not in the above list.

For value received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------

----------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,
       ---------------



--------------------------------------------------------------------------------
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:________________________________________________________
The signature(s) should be guaranteed by an eligible guarantor institution (Banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to S.E.C. Rule 17Ad-15.